UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  June 30, 2022
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 New Orchard Rd Armonk, New York		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
Capital stock, par value $.20 per share	IBM	NYSE Chicago Chicago Stock Exchange, Inc.
2.625% Notes due 2022	IBM 22A	New York Stock Exchange
1.250% Notes due 2023	IBM 23A	New York Stock Exchange
0.375% Notes due 2023	IBM 23B	New York Stock Exchange
1.125% Notes due 2024	IBM 24A	New York Stock Exchange
2.875% Notes due 2025	IBM 25A	New York Stock Exchange
0.950% Notes due 2025	IBM 25B	New York Stock Exchange
0.875% Notes due 2025	IBM 25C	New York Stock Exchange
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
0.875% Notes due 2030	IBM 30	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
1.250% Notes due 2034	IBM 34	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
7.00% Debentures due 2025	IBM 25	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 30, 2022, International Business Machines Corporation (“IBM”) (i) entered into Amendment No. 1 (the “Three-Year Amendment”) to the existing $2.5 billion Three-Year Credit Agreement dated as of June 21, 2021 (the “Existing Three-Year Credit Agreement”), among IBM, the several banks and other financial institutions from time to time parties thereto (the “Three-Year Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, BNP Paribas, Citibank N.A. and Royal Bank of Canada, as Syndication Agents, and the Documentation Agents named therein and (ii) entered into Amendment No. 1 (the “Five-Year Amendment”) to the existing $7.5 billion Five-Year Credit Agreement dated as of June 22, 2021 (the “Existing Five-Year Credit Agreement”), among IBM, the several banks and other financial institutions from time to time parties thereto (the “Five-Year Lenders and, together with the Three-Year Lenders, the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent, BNP Paribas, Citibank N.A. and Royal Bank of Canada, as Syndication Agents, and the Documentation Agents named therein.

The Three-Year Amendment, among other things, replaces the London Interbank Offered Rate (“LIBOR”) interest rate provisions with customary provisions based on the secured overnight financing rate (“SOFR”) and extends the maturity of the Existing Three-Year Credit Agreement to June 20, 2025. The Five-Year Amendment, among other things, replaces the LIBOR interest rate provisions with customary provisions based on SOFR and extends the maturity of the Existing Five-Year Credit Agreement to June 22, 2027. The foregoing descriptions of the Three-Year Amendment and the Five-Year Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Three-Year Amendment and the Five-Year Amendment, which are filed as Exhibits 10.1 and 10.2 to this report, and are incorporated by reference herein.

In the ordinary course of their respective businesses, the Lenders  and their affiliates have engaged, and may in the future engage, in commercial banking, investment banking, financial advisory or other services with the Borrowers for which they have in the past and/or may in the future receive customary compensation and expense reimbursement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description
10.1
Amendment No. 1 to Three-Year Credit Agreement dated as of June 30, 2022, among International Business Machines Corporation, the several banks and other financial institutions from time to time parties to such agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2
Amendment No. 1 to Five-Year Credit Agreement dated as of June 30, 2022, among International Business Machines Corporation, the several banks and other financial institutions from time to time parties to such agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 1, 2022

	By:	/s/ Simon J. Beaumont
Simon J. Beaumont Vice President and Treasurer